SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K/A
                       AMENDMENT NO. 1
                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 23, 1996
                                                 -----------------

                    AvTel Communications, Inc.
                    --------------------------
      (Exact name of registrant as specified in its charter)

                Commission File No.   0-27580
                                     ---------


            Utah                              87-0378021
--------------------------------         ------------------
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)          Identification No.)


130 Cremona Drive, Santa Barbara, California  93117
----------------------------------------------------
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: 805-685-0355
                       ------------

==============================================================
(Former Name or Former Address, if changed since last report)

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

             INFORMATION TO BE INCLUDED IN THE REPORT

This Form 8-K/A amends Item 7 of that certain Form 8-K filed with the Securities and Exchange Commission on November 7, 1996 by including the financial information referred to below.

 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
     EXHIBITS
    -------------------------------------------------------

The following financial statements, pro forma financial information and exhibits are filed as part of this Report.

      (a)Financial Statements of Business Acquired. Registrant hereby files the audited financial statements of AvTel Holdings, Inc., a California corporation ("AHI"), for the year ending September 30, 1996, including the following:

            (i)     Independent auditors' report.

           (ii)     Balance Sheet at September 30, 1996.

          (iii) Statement of Operations and Accumulated Deficit for the Period from Inception to September 30, 1996.

           (iv) Statement of Changes in Stockholders' Equity for the Period from Inception to September 30, 1996.

             (v) Statement of Cash Flows for Period from Inception to September 30, 1996.

            (vi)      Notes to  Financial  Statements - September 30, 1996.

     (b)   Pro Forma Financial Information.

           (1) Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1996, reflecting the acquisition of AHI by the Registrant. This item is incorporated by reference to Note 7 of the Notes to Consolidated Financial Statements of the Registrant (formerly Hi, Tiger International, Inc.) contained in the Registrant's Annual Report on Form 10-KSB for the year ended September 30, 1996, which was filed with the Commission on January 7, 1997.

           (2) Unaudited Pro Forma Condensed Combined Statement of Operations for the year ending September 30, 1996 reflecting the acquisition of AHI by the Registrant. This item is incorporated by reference to Note 7 of the Notes to Consolidated Financial Statements of the Registrant (formerly Hi, Tiger International, Inc.) contained in the Registrant's Annual Report on Form 10-KSB for the year ended September 30, 1996, which was filed with the Commission on January 7, 1997.


     (c)    Exhibits.                                        Page Number
                                                             In Sequential
                                                             Numbering
                                                             System

         (23.1)     Consent of MacFarlane,  Faletti
                    & Co. LLP                                    13


















    3                   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED






                  INDEPENDENT AUDITORS' REPORT



Board of Directors
AvTel Holdings, Inc.
(Formerly AvTel Communications, Inc.)

         We have audited the Balance Sheet of AvTel Holdings, Inc. (Formerly AvTel Communications, Inc.) (a California corporation) as of September 30, 1996 and the related Statements of Operations and Accumulated Deficit, Changes in Shareholders' Equity and Cash Flows from inception to September 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AvTel Holdings, Inc. (Formerly AvTel Communications, Inc.) as of September 30, 1996, and the results of its operations and its cash flows for the period then ended, in conformity with generally accepted accounting principles.


                                      /s/ MACFARLANE, FALETTI & CO. LLP

                                          MACFARLANE, FALETTI & CO. LLP


Santa Barbara, California
October 14, 1997

                                                           AVTEL HOLDINGS INC.
             (Formerly AvTel Communications Inc.)
                 A Development Stage Company
                      BALANCE SHEET
                   SEPTEMBER 30, 1996


ASSETS


 Cash and cash equivalents                              $        985,237
                                                                --------
  Total Assets                                          $        985,237


LIABILITIES AND SHAREHOLDERS' EQUITY


Liabilities
 Accounts payable                                       $         51,381
 Accounts payable - officers                                      40,683
 Payroll taxes payable                                             6,024
                                                                --------
  Total Liabilities                                               98,088
                                                                --------

Shareholders' Equity
 Preferred Stock (5,000,000 shares                             1,000,000
  authorized, 1,000,000  8% cumulative
  preferred shares issued and outstanding,
  $1 par value)Common Stock (10,000,000
  shares authorized,                                               3,000
  4,000,000 shares issued and outstanding,
   no par value)Deficit accumulated during
   development stage                                            (115,851)
                                                               ---------
  Total Shareholders' Equity                                     887,149
                                                               ---------
  Total Liabilities and Shareholders' Equity               $     985,237
                                                               ---------







See accompanying notes

5                     AVTEL HOLDINGS INC.
              (Formerly AvTel Communications Inc.)
                 A Development Stage Company
           STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
          FOR THE PERIOD FROM INCEPTION TO SEPTEMBER 30, 1996



Income
  Interest                                                    $      4,813

Operating Expenses
  Payroll                                 $      31,250
  Employee benefits                               1,316
  Consultants                                    10,491
  Telephone                                       3,902
  Legal                                          55,095
  Insurance                                         116
  Rent                                              650
  Travel and meals                               13,410
  Computer supplies                               2,488
  Office supplies                                 1,591
  Other expenses                                    355
                                              ------------
    Total expenses                                                120,664
                                                             ------------

    Accumulated deficit during
      development stage                                      $   (115,851)
                                                             ------------












See accompanying notes

6                  AVTEL HOLDINGS INC.
            (Formerly AvTel Communications Inc.)
                A Development Stage Company
         STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
     FOR THE PERIOD FROM INCEPTION TO SEPTEMBER 30, 1996


                            Preferred Stock     Common Stock
                                    Amount              Amount    Retained
                           Shares   Received    Shares   Received   Deficit
                          -------- ---------   -------  --------- ---------
Balance at July 1,
  1996                         --   $    --        --   $     --  $     --

July 31, 1996: shares
  of Series A preferred
  stock issued to two
  individuals for cash
  at 1.00 per share      1,000,000  1,000,000

July 31, 1996: shares
  of common stock issued
  to an individual for
  cash and labor performed                   1,499,950     1,000

July 31, 1996: shares
  of common stock issued
  to an individual for
  cash and labor performed                   1,499,950     1,000

July 31, 1996: shares
  of common stock issued
  to an individual for
  cash and labor performed                   1,000,100     1,000

Accumulated deficit during
 development stage                                                (115,851)
                          -------- --------- ---------  --------- ---------

Balance at September 30,
 1996                   1,000,000 $1,000,000 4,000,000   $3,000  $(115,851)
                        ---------- --------- ---------  --------- ---------





See accompanying notes

7                     AVTEL HOLDINGS INC.
              (Formerly AvTel Communications Inc.)
                 A Development Stage Company
                   STATEMENT OF CASH FLOWS
        FOR THE PERIOD FROM INCEPTION TO SEPTEMBER 30, 1996



Cash flows from operating activities:
 Net Loss                                              $       (115,851)
 Adjustments to reconcile net loss to net
   cash provided by operating activities:
 Increase/(decrease) in:
  Accounts payable                                               51,381
  Accounts payable - officers                                    40,683
  Accrued expenses                                                6,024
                                                         --------------
    Net cash used by operating activities                       (17,763)
                                                         --------------

Cash flows from financing activities:
 Issuance of preferred stock                                  1,000,000
 Issuance of common stock                                         3,000
                                                         --------------
    Net cash provided by financing activities                 1,003,000
                                                         --------------
Increase in cash                                                985,237

Cash at beginning of period                                      --
                                                         --------------
Cash at end of period                                  $        985,237
                                                         --------------









See accompanying notes

                            AVTEL HOLDINGS, INC.
             (Formerly AvTel Communications, Inc.)
                  A Development Stage Company
                 NOTES TO FINANCIAL STATEMENTS






  NOTE 1:ORGANIZATION

AvTel Communications, Inc., (the Company) was formed July 16, 1996 under the laws of the State of California. After September 30, 1996, the Company changed its name to AvTel Holdings, Inc.. The Company is in its development stages. The Company is intended to be a holding company of non-facilities based telecommunications carriers, providing a comprehensive array of broadband network services, focused primarily on the business customer.
The Company's current management consists of key executives from the telecommunications industry who are developing and implementing a business strategy to integrate voice, data and video internetworking solutions for small and mid-size offices and select vertical markets.


  NOTE 2:SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

All cash on hand and in bank checking accounts and certificates of deposits
with   maturities of 90 days or less are considered to be cash and cash equivalents.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.


 NOTE 3: CASH AND CASH EQUIVALENTS

Cash and cash equivalents consists of the following:

                      Demand deposit accounts           $ 181,555
                      30 day certificate of deposit       203,682
                      60 day certificate of deposit       400,000
                      90 day certificate of deposit       200,000
                                                        ---------
                            Total                       $ 985,237

                      AVTEL HOLDINGS, INC.
             (Formerly AvTel Communications, Inc.)
                  A Development Stage Company
                 NOTES TO FINANCIAL STATEMENTS






  NOTE 4:AUDIT PERIOD

This audit covers the time period from inception (July 16, 1996) to September 30, 1996.


  NOTE 5:PREFERRED STOCK

The preferred shareholders are entitled to receive preferred and cumulative annual dividends at a rate of $.08 per share and are entitled to a preference, in liquidation, in the amount of $1 per share plus accrued and unpaid dividends declared. As of September 30, 1996 there were no cumulative preferred stock dividends in arrears.


  NOTE 6:INCOME TAXES

The Company has a net operating loss carryforward of approximately $118,000 which will expire in 15 years.

Income tax benefit / expense consists of the following:
         Deferred tax benefit arising
           from net operating loss carryforward              $18,400
           Less valuation allowance                          (18,400)
                                                            --------
                                                            $     0
                                                            --------


  NOTE 7:RELATED PARTY TRANSACTIONS

The Company is indebted to two shareholder/officers of the Company for the reimbursement of operating expenses and accrued wages totaling $40,683.

Another shareholder in the Company paid for operating expenses for the company for which the Company owes the shareholder $1,858.




10                   AVTEL HOLDINGS, INC.
             (Formerly AvTel Communications, Inc.)
                  A Development Stage Company
                 NOTES TO FINANCIAL STATEMENTS






  NOTE 8:CONCENTRATION OF CREDIT RISK

During the current period, the Company had more than $100,000 on deposit with one financial institution. The Federal Deposit Insurance Corporation
(FDIC) insures only the first $100,000 on deposit at any one financial institution.


  NOTE 9:CONTRACTS

The Company has executed employment agreements with its two executive officers. The term of employment is from August 1, 1996 to July 31, 1999 and may be extended at that time. The agreements set forth the executives' compensation packages and incentive packages.

 NOTE 10:SUBSEQUENT EVENTS

On October 23, 1996, the Company completed a merger transaction (the "Merger") in which it was acquired by Hi,Tiger International, Inc., a Utah Corporation. (Hi, Tiger was then renamed AvTel Communications Inc..) The transaction included the cancellation of the 4,000,000 outstanding shares of common stock and 1,000,000 Series A preferred shares. The shares were exchanged for 4,252,508 shares of the Hi, Tiger (AvTel Communications Inc.) $.001 par value common stock, comprising approximately 61% of the issued and outstanding common stock after giving effect to the Merger, and 1,000,000 shares of newly authorized shares of the AvTel Communications' Inc. Series A Convertible Preferred Stock.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVTEL COMMUNICATIONS, INC.



By:  /s/ ANTHONY E. PAPA                 Date: October  17,  1997
     -------------------------                 ----------------
     Anthony E. Papa
     President and Chief Executive Officer



By:  /s/ JAMES P. PISANI                 Date: October  17,  1997
     -------------------------                 ----------------
James P. Pisani
     Executive Vice President and
     Chief Financial Officer
     (Principal Financial and Accounting Officer)

                                                           EXHIBIT 23.1


                 CONSENT OF INDEPENDENT AUDITORS


       We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-30725) filed by AvTel Communications, Inc. of our report dated October 14, 1997, with respect to the financial statements of AvTel Holdings, Inc. at and for the period from inception (July 16, 1996) to September 30, 1996.





                                  /s/ MACFARLANE, FALETTI & CO. LLP

                                  MACFARLANE, FALETTI & CO. LLP


Santa Barbara, California
October  16,  1997












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